Exhibit 99.1

MSC INDUSTRIAL SUPPLY CO. ANNOUNCES ENHANCED CUSTOMER SUPPORT MODEL

• Company moves from branch office network to virtual customer care hubs
• Supports achievement of 3-year targets of accelerating market share capture and improving ROIC
• Plan expected to drive annualized savings of $15 million to $18 million beginning in fiscal 2022

MELVILLE, NY and DAVIDSON, NC, January 20, 2021 - MSC INDUSTRIAL SUPPLY CO. (NYSE: MSM),  a premier distributor of Metalworking and Maintenance, Repair and Operations products and services to industrial customers throughout North America,  today announced a series of actions designed to enhance the in-person and virtual support provided to customers. The company will move from its branch office network to virtual customer care hubs to provide personalized support to its customers, regardless of their physical location.

MSC will close 73 branch offices, which have been closed temporarily due to the COVID-19 pandemic. Sales associates who previously worked in these offices will continue to work remotely through virtual customer care hubs to maintain customer relationships and personalized service in local markets. Included as part of this plan is the reduction of roughly 115 management and other positions within the commercial sales organization that interact infrequently with customers.

The company expects to achieve ongoing annual cost savings of $15 million to $18 million beginning in fiscal 2022, and savings of $7 million to $9 million in fiscal 2021. A portion of the expected savings will be reinvested into customer-facing sales roles that support the company’s five growth initiatives: Metalworking, Solutions, Selling the Portfolio, Digital, and Diversified End Markets. To achieve the savings, the company expects to incur total costs and charges related to these actions in the range of approximately $21 million to $25 million in fiscal 2021, the majority of which will be in its fiscal second quarter. These non-recurring costs include a one-time impairment charge for the lease right-of-use assets, associate separation benefits charges, and other exit-related costs.

Erik Gershwind, President and CEO, said, “Today’s announcement is another significant milestone in our Mission Critical program. It will support the achievement of our 3-year targets of accelerating market share capture to 400 basis points above the Industrial Production Index and improving ROIC into the high teens by fiscal 2023. We are eliminating significant structural cost in keeping with our commitment to reduce operating expenses by $90 million to $100 million and freeing up capital that will fund the needed investments into our five growth initiatives.”

Gershwind continued, “We are creating a leaner, faster and more agile customer care organization. Our new structure is breaking down geographic barriers, enabling us to recruit technical talent that can serve our customers wherever they need us. It also positions MSC to help solve the manufacturing skills gap that has plagued the industry. Our best-in-class technology platform enables us to create economies of scale through a virtual Customer Care network. Lastly, we are building on the hybrid work model that began with reimagining our Melville, N.Y. office space. Our associates and customers have confirmed that the work from home model is working and will work well into the future.”

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Contact Information

Investors:	Media:
John G. Chironna	Paul Mason
Vice President, Investor Relations and Treasurer	Director, Corporate Communications
(704) 987-5231 chironnj@mscdirect.com	(704) 987-5313 paul.mason@mscdirect.com

75 Maxess Road, Melville, New York, 11747  |  O  800.645.7270  |  mscdirect.com

About MSC Industrial Supply Co. MSC Industrial Supply Co. (NYSE:MSM) is a leading North American distributor of metalworking and maintenance, repair and operations (MRO) products and services. We help our customers drive greater productivity, profitability and growth with approximately 1.9 million products, inventory management and other supply chain solutions, and deep expertise from over 75 years of working with customers across industries.

Our experienced team of more than 6,300 associates is dedicated to working side by side with our customers to help drive results for their businesses - from keeping operations running efficiently today to continuously rethinking, retooling, and optimizing for a more productive tomorrow.

For more information on MSC, please visit mscdirect.com.

Note Regarding Forward-Looking Statements

Statements in this Press Release may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements about the branch closures, workforce reduction, salesforce expansion, expected benefits from our five growth initiatives, virtual Customer Care network and cost reduction plans, and expected future growth, profitability and ROIC, are forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The inclusion of any statement in this Press Release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. Factors that could cause actual results to differ materially from those in forward-looking statements include the following, many of which are and will be amplified by the COVID-19 pandemic: the effects of the COVID-19 pandemic, including any future resurgences, on our business operations, results of operations and financial condition; general economic conditions in the markets in which we operate; changing customer and product mixes; competition, including the adoption by competitors of aggressive pricing strategies and sales methods; industry consolidation and other changes in the industrial distribution sector; our ability to realize the expected benefits from our investment and strategic plans, including our transition from a spot-buy supplier to a mission-critical partner; our ability to realize the expected cost savings and benefits from our restructuring activities and structural cost reductions; our ability to realize the expected benefits from our five growth initiatives; the need to revise the estimates of the expected cost savings as well as the estimates of the expected costs and timing of the workforce reduction and branch closures; retention of key personnel and qualified sales and customer service personnel and metalworking specialists; volatility in commodity and energy prices; the outcome of government or regulatory proceedings or future litigation; credit risk of our customers; risk of customer cancellation or rescheduling of orders; difficulties in calibrating customer demand for our products, in particular personal protective equipment or “PPE” products, which could cause an inability to sell excess products ordered from manufacturers resulting in inventory write-downs or could conversely cause inventory shortages of such products; work stoppages or other business interruptions (including those due to extreme weather conditions) at transportation centers, shipping ports, our headquarters or our customer fulfillment centers; disruptions or breaches of our information systems, or violations of data privacy laws; risk of loss of key suppliers, key brands or supply chain disruptions; changes to trade policies, including the impact from significant restrictions or tariffs; risks associated with opening or expanding our customer fulfillment centers; litigation risk due to the nature of our business; risks associated with the integration of acquired businesses or other strategic transactions; financial restrictions on outstanding borrowings; our ability to maintain our credit facilities; interest rate uncertainty due to LIBOR reform; failure to comply with applicable environmental, health and safety laws and regulations; and goodwill and intangible assets recorded as a result of our acquisitions could be impaired. Additional information concerning these and other risks is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the reports on Forms 10-K and 10-Q that we file with the U.S. Securities and Exchange Commission. We assume no obligation to update any of these forward-looking statements.